Exhibit 10.1

AMENDMENT NO. 2 TO
LOAN AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AGREEMENT (this “Amendment”), is made and entered into as of July 2, 2015 (the “Effective Date”), by and between UNITED DEVELOPMENT FUNDING IV, a Maryland real estate investment trust (the “Borrower”), and WATERFALL EDEN MASTER FUND, LTD., WATERFALL SANDSTONE FUND, LP and HEDCO ABS, LTD. (collectively, the “Lender”).

RECITALS

WHEREAS, the Borrower has entered into a Loan Agreement, dated as of July 2, 2014, as amended by Amendment No. 1 thereto dated as of October 14, 2014 (as amended from time to time, the “Loan Agreement”) with Waterfall Finance 4, LLC (the “Original Lender”);

WHEREAS, effective as of January 20, 2015, pursuant to an Assignment and Assumption Agreement by and among the Borrower, the Original Lender and the Lender, the Original Lender has assigned to the Lender all of its rights and obligations as a lender under the Loan Agreement, the Loan Documents and any other documents or instruments delivered pursuant thereto; and

WHEREAS, the parties hereto desire to amend the Loan Agreement as provided herein.

NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties to this Amendment hereby agree as follows:

Article I

DEFINITIONS

Capitalized terms used and not otherwise defined herein have the respective meanings assigned to such terms in the Loan Agreement.

Article II

AMENDMENTS TO THE LOAN AGREEMENT

Section 2.01         Amendments to Defined Terms.

(a)	The defined term “Note” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Note” means the Amended and Restated Promissory Note dated as of July 2, 2015 in the original principal amount of the Committed Sum executed by Borrower and payable to the order of Lender, in form and substance satisfactory to Lender, and all renewals, amendments, extensions, replacements, increases and modifications thereof.”

(b)	A new defined term “Qualified Financing Transaction” is hereby added to Section 1.1 of the Loan Agreement to read as follows:

““Qualified Financing Transaction” means one or more or a series of financing transactions in which the Borrower raises gross proceeds of not less than $50,000,000 (Fifty Million Dollars) pursuant to the issuance of debt or equity securities; provided that such securities are issued on terms reasonably satisfactory to Lender in its sole discretion.”

Section 2.02         Amendments to Operative Provisions. Section 7.15 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“7.15         Prepayment of Indebtedness. The Borrower may not prepay the Indebtedness prior to the Maturity Date; provided that if the Borrower consummates a Qualifying Financing Transaction prior to the Maturity Date, the Borrower shall use the proceeds of such Qualifying Financing Transaction to prepay the Indebtedness without prepayment fee or penalty. During the Extension Period, the borrower may prepay the Indebtedness without fee or penalty.”

Article III

CONDITIONS PRECEDENT TO AMENDMENT OF THE LOAN AGREEMENT

Section 3.01         As a condition precedent to the effectiveness of this Amendment, the Lender shall have received the following items from Borrower:

Section 3.02         A bring-down opinion of Borrower’s counsel with respect to the opinion delivered by such counsel in connection with the closing of the Original Loan Agreement; and

Section 3.03         An amendment fee in the amount of $175,000.

Article IV

MISCELLANEOUS

Section 4.01         Loan Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, all of the terms and conditions of the Loan Agreement shall remain in full force and effect. All references to the Loan Agreement in any other document or instrument shall be deemed to mean such Loan Agreement as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, nor constitute a waiver of any provision contained therein, except as specifically set forth herein. This Amendment shall not constitute a novation of the Loan Agreement but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Loan Agreement, as amended by this Amendment, as though the terms and obligations of this Amendment were set forth in the Loan Agreement.

Section 4.02         Reaffirmation of Covenants, Representations and Warranties. Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all of its covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the date of this Amendment.

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Section 4.03         Representations and Warranties. The Borrower hereby represents and warrants that (i) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Default or Event of Default shall exist under the Loan Agreement.

Section 4.04         Prior Understandings. This Amendment sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, written or oral.

Section 4.05         Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

Section 4.06         Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 4.07         Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

Section 4.08         GOVERNING LAW; VENUE. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN §5-1401 AND §5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, LOCATED IN THE BOROUGH OF MANHATTAN AND THE FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED UPON FORUM NON-CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

Section 4.09         Waiver of Notice. Each of the parties hereto hereby waives any notice in connection with the execution and delivery of this Amendment.

Section 4.10         Effectiveness. Subject to the satisfaction of the conditions precedent set forth in Article III, this Amendment shall be effective as of the Effective Date.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITED DEVELOPMENT FUNDING IV

By:	/s/ Hollis Greenlaw
Name:	Hollis Greenlaw
Title:	Chief Executive Officer

WATERFALL EDEN MASTER FUND, LTD.

By:	/s/ Kenneth Nick
Name:	Kenneth Nick
Title:	Authorized Person

WATERFALL SANDSTONE FUND, LP

By:	/s/ Kenneth Nick
Name:	Kenneth Nick
Title:	Authorized Person

HEDCO ABS, LTD.

By:	/s/ Kenneth Nick
Name:	Kenneth Nick
Title:	Authorized Person